UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2017

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA		95618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2017, the board of directors (the “Board”) of Marrone Bio Innovations, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”), effective as of the same date. The amendment and restatement modified Section 3.1 of the Bylaws to provide that three-quarters (3/4) of the Board shall at all times consist of “independent directors,” as such term is defined in Nasdaq Listing Rule 5605(a)(2) (or any successor rule thereof). The amendment and restatement also modified Section 3.1 to reflect that the current number of authorized directors is seven (7), as had previously been fixed by the Board and disclosed in connection with the Company’s 2016 annual meeting of stockholders.

The foregoing description of the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 4, 2017, the Board also adopted amendments to the Company’s Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics was updated to: (i) clarify that no Company personnel has any authority to engage in conduct inconsistent with or in violation of applicable U.S. laws and regulations, or to authorize, direct or condone such conduct by any other person; (ii) clarify that all company personnel are required to comply with the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”); (iii) clarify that if any company personnel is asked to improperly report revenue or falsify any other records related to compliance with the SEC’s rules, regulations or guidance, or if any Company personnel is aware of such unlawful conduct by any other person, such personnel must immediately report the event to the Company’s general counsel, corporate compliance officer or other relevant authority; and (iv) make additional technical, administrative and other non-substantive revisions. The updated Code of Business Conduct and Ethics will be made available on the Company’s website at www.marronebioinnovations.com on the “Corporate Governance” page in the “Investors” section as soon as practicable.

The foregoing description of the amendments to the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to Code of Business Conduct and Ethics of the Company, attached as Exhibit 14.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company

14.1	Revised Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: August 8, 2017	By:	/s/ Linda V. Moore
Linda V. Moore
Senior Vice President, General Counsel and Secretary